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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Act of 1934


Date of Report (Date of earliest event reported):  January 22, 1996


            GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
            ----------------------------------------------
        (Exact name of Registrant as specified in its Articles)


                       II-A: 0-16388            II-A 73-1295505
                       II-B: 0-16405            II-B 73-1303341
                       II-C: 0-16981            II-C 73-1308986
                       II-D: 0-16980            II-D 73-1329761
                       II-E: 0-17320            II-E 73-1324751
                       II-F: 0-17799            II-F 73-1330632
                       II-G: 0-17802            II-G 73-1336572
   Oklahoma            II-H: 0-18305            II-H 73-1342476
--------------       -----------------       --------------------
(State or other        (Commission           (I.R.S. Employer
 jurisdiction of        File No.)            Identification No.)
 incorporation or
  organization)



          Two West Second Street, Tulsa, Oklahoma      74103
          ---------------------------------------------------
          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791
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ITEM 5:   OTHER EVENTS

     The general partner is required to provide year-end values of the Registrants' underlying properties to its limited partners pursuant to the Registrants' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 29, 1996, and a chart showing, on a per-unit basis, the 1995 Year-End Estimated Valuations for the Registrants.


ITEM 7:   EXHIBITS

     20.1 Form of letter to be sent to the limited partners of Registrants on or about January 29, 1996.

     99.1 Chart  showing  on  a   per-unit  basis  the  1995  Year-End
          Estimated Valuations for the Registrants.





                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-A
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-B
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-C
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-D
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-E
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-F
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-G
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP II-H

                         By:  GEODYNE PROPERTIES, INC.
                              General Partner


DATE: January 22, 1996        ______________________________
                              Dennis R. Neill
                              Sr. Vice President
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                             EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

20.1           Form of letter to be sent to the
               limited partners of Registrants on
               or about January 29, 1996.

99.1           Chart showing on a per-unit basis
               the 1995 Year-End Estimated Valuations
               for the Registrants.
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